UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund:	BlackRock Natural Resources Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

BlackRock Mid-Cap Value Series, Inc.

•	BlackRock Mid-Cap Value Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.63%	2.66%
U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)
International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42
Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Mid-Cap Value Fund

Investment Objective

BlackRock Mid-Cap Value Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

On May 10, 2022, the Board approved certain changes to BlackRock Mid-Cap Value Fund’s investment strategies. These changes became effective on August 15, 2022.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell Midcap® Value Index.

What factors influenced performance?

Stock selection in the financials sector, particularly in banks, was the largest contributor to relative performance. The combination of an overweight in healthcare and stock selection in the sector also helped results. Positioning in energy and consumer staples added value, as well. A large underweight in real estate further contributed to performance, as did stock selection in consumer discretionary sectors. Stock selection in communication services, materials and utilities modestly contributed to performance.

Selection in information technology detracted from relative performance, most notably in IT services. An underweight allocation to industrials also detracted from performance.

The Fund’s cash position was 5.5% at the end of April 2023, which was strategic in nature. Since many of the traditional defensive sectors remained elevated from a valuation perspective, the investment adviser preferred to pair high-quality, cyclical holdings with an elevated cash balance to maintain what it viewed as an appropriate risk/return profile.

Describe recent portfolio activity.

The combination of trading activity and market price movements resulted in increased allocations to consumer staples, healthcare, and industrials sectors. The Fund’s weightings in information technology, energy and consumer discretionary sectors decreased.

Describe portfolio positioning at period end.

The Fund’s largest allocations were in the financials, healthcare and industrials sectors. Relative to the Russell MidCap® Value Index, the largest overweight positions were in healthcare, consumer staples and communication services sectors. The Fund’s largest underweights were in real estate, industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market,

economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies. Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. The Fund’s total returns for the period prior to August 15, 2022 are the returns of the Fund when it followed different investment strategies. Prior to September 1, 2021, BlackRock Mid-Cap Value Fund was known as BlackRock Mid Cap Dividend Fund. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

(c)

An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Mid-Cap Value Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.82%	N/A	9.44%	N/A	9.48%	N/A
Investor A	0.61	(4.68)%	9.16	7.99%	9.19	8.60%
Investor C	(0.15)	(1.09)	8.35	8.35	8.51	8.51
Class K	0.90	N/A	9.51	N/A	9.52	N/A
Class R	0.34	N/A	8.89	N/A	8.89	N/A
Russell Midcap® Value Index	(3.47)	N/A	6.43	N/A	8.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies. Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. The Fund’s total returns for the period prior to August 15, 2022 are the returns of the Fund when it followed different investment strategies. Prior to September 1, 2021, BlackRock Mid-Cap Value Fund was known as BlackRock Mid Cap Dividend Fund. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.70	$3.80		$1,000.00	$1,021.12	$3.71		0.74%
Investor A	1,000.00	1,069.40	5.08		1,000.00	1,019.89	4.96		0.99
Investor C	1,000.00	1,065.60	8.91		1,000.00	1,016.17	8.70		1.74
Class K	1,000.00	1,071.00	3.54		1,000.00	1,021.37	3.46		0.69
Class R	1,000.00	1,067.90	6.36		1,000.00	1,018.65	6.21		1.24

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Baxter International, Inc.	2.8%
Cognizant Technology Solutions Corp., Class A	2.2
SS&C Technologies Holdings, Inc.	2.1
Kraft Heinz Co.	2.1
Enterprise Products Partners LP	2.1
Zimmer Biomet Holdings, Inc.	2.0
Fidelity National Information Services, Inc.	2.0
Komatsu Ltd.	1.8
First Citizens BancShares, Inc., Class A	1.9
Sealed Air Corp.	1.8

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Financials	18.5%
Health Care	15.0
Industrials	12.3
Consumer Discretionary	8.9
Consumer Staples	8.8
Information Technology	7.9
Energy	5.7
Communication Services	5.3
Materials	5.0
Utilities	4.8
Real Estate	2.4
Short-Term Securities	6.5
Liabilities in Excess of Other Assets	(1.1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the S&P Global Natural Resources Net Index.

What factors influenced performance?

Stock selection contributed to performance, as did sector allocations. With respect to the latter, an overweight in the energy sub-sector and an underweight in agriculture contributed to performance. An overweight in the mining sub-sector detracted from performance.

At the individual stock level, an overweight in the mining company Teck Resources, Ltd.—which received a takeover bid from Glencore—was the leading contributor to performance. Overweights in the integrated oil companies ExxonMobil Corp., and TotalEnergies SE also contributed positively. The companies’ diversified oil revenue streams were attractive to investors in the latter half of the reporting period as oil prices started to soften. ConocoPhillips, which announced strong results and a return of cash flow to shareholders, was an additional contributor of note.

CF Industries Holdings, Ltd., the world’s leading producer of nitrogen fertilizer, was the largest detractor from performance. Fertilizer prices weakened as farmers cut back on field applications due to affordability and availability issues. The industry was also affected by supply-side issues, including a production crunch in Europe and trade restrictions in China. An overweight in the diversified miner Vale SA, which was hurt by falling iron ore prices, also detracted from performance. An underweight position in the gold producer Newcrest Mining, Ltd. detracted from performance, as well.

Describe recent portfolio activity.

The investment adviser maintained overweights in energy and mining on the view that many companies in these areas feature strong balance sheets and attractive valuations relative to both their own histories and the broader market. The investment adviser reduced the Fund’s weighting in agriculture and rotated the proceeds into energy and mining.

Describe portfolio positioning at period end.

The Fund was overweight in the mining sub-sector and moderately overweight in energy. It was underweight in agriculture. It ended the reporting period with weightings of 37.5% in energy, 37.2% in mining, 20.7% in agriculture, and 4.6% in cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Natural Resources Trust

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	2.22%	N/A	8.85%	N/A	4.21%	N/A
Investor A	1.96	(3.40)%	8.54	7.38%	3.93	3.37%
Investor C	1.16	0.32	7.69	7.69	3.27	3.27
S&P Global Natural Resources Net Index	(1.54)	N/A	6.02	N/A	4.57	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,053.40	$4.23		$1,000.00	$1,020.68	$4.16		0.83%
Investor A	1,000.00	1,052.00	5.70		1,000.00	1,019.24	5.61		1.12
Investor C	1,000.00	1,048.10	9.45		1,000.00	1,015.57	9.30		1.86

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Shell PLC	8.0%
Exxon Mobil Corp.	5.9
Glencore PLC	5.9
TotalEnergies SE	5.1
BP PLC	5.0
Vale SA	4.5
Teck Resources Ltd., Class B	4.2
Wheaton Precious Metals Corp.	3.9
BHP Group Ltd., Class DI	3.4
Nutrien Ltd.	3.3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets
Oil, Gas & Consumable Fuels	35.9%
Metals & Mining	35.4
Chemicals	10.0
Food Products	6.1
Machinery	4.5
Containers & Packaging	1.7
Paper & Forest Products	1.2
Energy Equipment & Services	0.7
Short-Term Securities	4.1
Other Assets Less Liabilities	0.4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares and Class K Shares (Class K Shares are available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Mid-Cap Value Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Mid-Cap Value Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.5%
Airbus SE	64,471	$9,028,176
BAE Systems PLC	1,328,396	16,923,740
Huntington Ingalls Industries, Inc.	26,350	5,313,741
L3Harris Technologies, Inc.	58,989	11,511,703

		42,777,360

Automobile Components — 1.5%
Goodyear Tire & Rubber Co.(a)	548,200	5,849,294
Lear Corp.	99,819	12,742,894

		18,592,188

Automobiles — 1.4%
General Motors Co.	505,326	16,695,971

Banks — 3.4%
Citigroup, Inc.	98,740	4,647,692
Citizens Financial Group, Inc.	325,180	10,061,069
First Citizens BancShares, Inc., Class A	22,281	22,440,978
Wells Fargo & Co.	104,140	4,139,565

		41,289,304

Beverages — 1.3%
Constellation Brands, Inc., Class A	25,052	5,748,682
Molson Coors Beverage Co., Class B	109,450	6,510,086
Monster Beverage Corp.(a)	50,302	2,816,912

		15,075,680

Biotechnology — 1.0%
SPDR S&P Biotech ETF(a)(b)	149,109	11,958,542

Capital Markets — 2.7%
Carlyle Group, Inc.	357,680	10,848,434
Charles Schwab Corp.	39,550	2,066,092
Invesco Ltd.	345,128	5,912,043
Raymond James Financial, Inc.	157,877	14,292,605

		33,119,174

Chemicals — 1.5%
Axalta Coating Systems Ltd.(a)	571,099	18,029,595

Communications Equipment — 1.3%
Ciena Corp.(a)	120,210	5,534,468
Nokia OYJ, ADR	2,562,852	10,738,350

		16,272,818

Construction Materials — 0.5%
CRH PLC, ADR(b)	132,670	6,434,495

Consumer Staples Distribution & Retail — 3.3%
Dollar General Corp.	86,940	19,253,732
Dollar Tree, Inc.(a)	131,666	20,238,381

		39,492,113

Containers & Packaging — 2.5%
Crown Holdings, Inc.	99,670	8,549,693
Sealed Air Corp.	461,642	22,154,199

		30,703,892

Electric Utilities — 3.1%
Edison International	127,527	9,385,987
Entergy Corp.	57,170	6,150,349
Exelon Corp.	227,240	9,644,066
PG&E Corp.(a)	703,340	12,034,147

		37,214,549

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.7%
Avnet, Inc.	323,000	$13,326,980
Flex Ltd.(a)	138,610	2,851,208
Zebra Technologies Corp., Class A(a)	14,674	4,226,552

		20,404,740

Entertainment — 2.0%
Activision Blizzard, Inc.	102,617	7,974,367
Take-Two Interactive Software, Inc.(a)(b)	94,739	11,775,110
Warner Bros Discovery, Inc., Class A(a)	285,610	3,887,152

		23,636,629

Financial Services — 5.5%
Acropolis Infrastructure Acquisition Corp., Class A(a)	152,300	1,544,322
Apollo Global Management, Inc.	147,144	9,327,458
Cannae Holdings, Inc.(a)	721,185	13,154,414
Equitable Holdings, Inc.	491,937	12,785,443
Fidelity National Information Services, Inc.	405,334	23,801,213
SPDR S&P Software & Services ETF	52,640	6,132,560

		66,745,410

Food Products — 3.1%
Danone SA	175,457	11,612,385
Kraft Heinz Co.	647,160	25,413,973

		37,026,358

Health Care Equipment & Supplies — 6.2%
Baxter International, Inc.	706,351	33,678,816
Koninklijke Philips NV	710,252	14,994,846
Koninklijke Philips NV, NY Shares	110,887	2,341,933
Zimmer Biomet Holdings, Inc.	173,301	23,991,791

		75,007,386

Health Care Providers & Services — 5.7%
AmerisourceBergen Corp.	56,269	9,388,483
Cardinal Health, Inc.	261,477	21,467,262
Cigna Group	29,284	7,417,344
Fulgent Genetics, Inc.(a)	101,270	2,994,554
Laboratory Corp. of America Holdings	92,371	20,941,429
Tenet Healthcare Corp.(a)	96,040	7,041,653

		69,250,725

Hotels, Restaurants & Leisure — 0.7%
Las Vegas Sands Corp.(a)	129,993	8,300,053

Household Durables — 2.0%
Newell Brands, Inc.	495,715	6,022,937
Panasonic Holdings Corp.	1,543,000	14,533,174
Toll Brothers, Inc.	56,408	3,605,036

		24,161,147

Insurance — 6.8%
Allstate Corp.	101,297	11,726,141
American International Group, Inc.	231,459	12,276,585
Assurant, Inc.	33,515	4,126,702
F&G Annuities & Life, Inc.	21,639	396,643
Fidelity National Financial, Inc.	422,559	14,996,619
Prudential PLC	754,220	11,540,345
RenaissanceRe Holdings Ltd.	62,527	13,468,941
Willis Towers Watson PLC	58,076	13,450,402

		81,982,378

IT Services — 2.9%
Cognizant Technology Solutions Corp., Class A	446,372	26,652,872
DXC Technology Co.(a)	339,730	8,102,561

		34,755,433

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) April 30, 2023	BlackRock Mid-Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.3%
Hasbro, Inc.	69,030	$4,087,957

Life Sciences Tools & Services — 0.4%
Avantor, Inc.(a)	217,020	4,227,550

Machinery — 2.6%
Fortive Corp.	90,610	5,716,585
Komatsu Ltd.	904,800	22,502,255
PACCAR, Inc.	46,040	3,438,728

		31,657,568

Media — 1.5%
Fox Corp., Class A	546,571	18,178,951

Metals & Mining — 0.5%
Barrick Gold Corp.	299,420	5,700,957

Multi-Utilities — 1.7%
Public Service Enterprise Group, Inc.	233,845	14,779,004
Sempra Energy	39,903	6,204,517

		20,983,521

Oil, Gas & Consumable Fuels — 5.7%
BP PLC, ADR	247,819	9,982,149
Denbury, Inc.(a)	103,760	9,689,109
Enterprise Products Partners LP	941,767	24,777,890
EQT Corp.	293,788	10,235,574
Kosmos Energy Ltd.(a)	1,305,150	8,352,960
Woodside Energy Group Ltd., ADR	275,650	6,273,794

		69,311,476

Passenger Airlines — 0.2%
Delta Air Lines, Inc.(a)	78,810	2,703,971

Pharmaceuticals — 1.7%
Bayer AG, Registered Shares	297,552	19,637,326
Catalent, Inc.(a)	26,035	1,304,874

		20,942,200

Professional Services — 4.8%
Dun & Bradstreet Holdings, Inc.	622,260	6,950,644
Leidos Holdings, Inc.	213,331	19,895,249
Robert Half International, Inc.	79,780	5,823,940
SS&C Technologies Holdings, Inc.	435,806	25,512,083

		58,181,916

Real Estate Management & Development(a) — 1.5%
CBRE Group, Inc., Class A	183,468	14,064,657
Howard Hughes Corp.	48,861	3,780,375

		17,845,032

Residential REITs — 1.0%
AvalonBay Communities, Inc.	35,240	6,356,239
Mid-America Apartment Communities, Inc.	33,790	5,196,902

		11,553,141

Specialty Retail — 0.5%
Ross Stores, Inc.	55,249	5,896,726

Technology Hardware, Storage & Peripherals — 2.0%
HP, Inc.	242,560	7,206,457
Western Digital Corp.(a)	476,170	16,399,295

		23,605,752

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 2.5%
Gildan Activewear, Inc.	566,640	$18,461,131
Ralph Lauren Corp.	103,110	11,835,997

		30,297,128

Tobacco — 1.2%
British American Tobacco PLC, ADR	397,250	14,718,112

Trading Companies & Distributors — 1.1%
MSC Industrial Direct Co., Inc., Class A	141,350	12,824,686

Wireless Telecommunication Services — 1.8%
Rogers Communications, Inc., Class B	188,392	9,305,385
Vodafone Group PLC	10,206,409	12,259,176

		21,564,561

Total Common Stocks — 94.6% (Cost: $1,080,340,916)		1,143,207,145

Warrants

Capital Markets — 0.0%
Acropolis Infrastructure Acquisition Corp., (Issued 04/23/21, Exercisable 04/23/22, 1 Share for 1 Warrant, Expires 03/31/26, Strike Price USD 11.50)(a)	50,766	6,600

Total Warrants — 0.0% (Cost: $45,463)		6,600

Total Long-Term Investments — 94.6% (Cost: $1,080,386,379)		1,143,213,745

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(c)(d)	64,206,031	64,206,031
SL Liquidity Series, LLC, Money Market Series, 5.02%(c)(d)(e)	14,068,651	14,070,058

Total Short-Term Securities — 6.5% (Cost: $78,275,664)		78,276,089

Total Investments — 101.1% (Cost: $1,158,662,043)		1,221,489,834

Liabilities in Excess of Other Assets — (1.1)%		(12,957,723)

Net Assets — 100.0%		$1,208,532,111

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Mid-Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$39,992,852	$24,213,179	(a)	$—	$—	$—	$64,206,031	64,206,031	$1,778,885		$—
SL Liquidity Series, LLC, Money Market Series	—	14,070,735	(a)	—	(1,102)	425	14,070,058	14,068,651	91,428	(b)	—

					$(1,102)	$425	$78,276,089		$1,870,313		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$16,825,444	$25,951,916	$—	$42,777,360
Automobile Components	18,592,188	—	—	18,592,188
Automobiles	16,695,971	—	—	16,695,971
Banks	41,289,304	—	—	41,289,304
Beverages	15,075,680	—	—	15,075,680
Biotechnology	11,958,542	—	—	11,958,542
Capital Markets	33,119,174	—	—	33,119,174
Chemicals	18,029,595	—	—	18,029,595
Communications Equipment	16,272,818	—	—	16,272,818
Construction Materials	6,434,495	—	—	6,434,495
Consumer Staples Distribution & Retail	39,492,113	—	—	39,492,113
Containers & Packaging	30,703,892	—	—	30,703,892
Electric Utilities	37,214,549	—	—	37,214,549
Electronic Equipment, Instruments & Components	20,404,740	—	—	20,404,740
Entertainment	23,636,629	—	—	23,636,629
Financial Services	66,745,410	—	—	66,745,410
Food Products	25,413,973	11,612,385	—	37,026,358
Health Care Equipment & Supplies	60,012,540	14,994,846	—	75,007,386
Health Care Providers & Services	69,250,725	—	—	69,250,725
Hotels, Restaurants & Leisure	8,300,053	—	—	8,300,053
Household Durables	9,627,973	14,533,174	—	24,161,147
Insurance	70,442,033	11,540,345	—	81,982,378
IT Services	34,755,433	—	—	34,755,433
Leisure Products	4,087,957	—	—	4,087,957
Life Sciences Tools & Services	4,227,550	—	—	4,227,550
Machinery	9,155,313	22,502,255	—	31,657,568
Media	18,178,951	—	—	18,178,951
Metals & Mining	5,700,957	—	—	5,700,957
Multi-Utilities	20,983,521	—	—	20,983,521
Oil, Gas & Consumable Fuels	69,311,476	—	—	69,311,476
Passenger Airlines	2,703,971	—	—	2,703,971
Pharmaceuticals	1,304,874	19,637,326	—	20,942,200
Professional Services	58,181,916	—	—	58,181,916

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2023	BlackRock Mid-Cap Value Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Real Estate Management & Development	$17,845,032	$—	$—	$17,845,032
Residential REITs	11,553,141	—	—	11,553,141
Specialty Retail	5,896,726	—	—	5,896,726
Technology Hardware, Storage & Peripherals	23,605,752	—	—	23,605,752
Textiles, Apparel & Luxury Goods	30,297,128	—	—	30,297,128
Tobacco	14,718,112	—	—	14,718,112
Trading Companies & Distributors	12,824,686	—	—	12,824,686
Wireless Telecommunication Services	9,305,385	12,259,176	—	21,564,561
Warrants	6,600	—	—	6,600
Short-Term Securities
Money Market Funds	64,206,031	—	—	64,206,031

	$1,074,388,353	$133,031,423	$—	1,207,419,776

Investments Valued at NAV(a)				14,070,058

				$1,221,489,834

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 10.0%
Albemarle Corp.	17,261	$3,201,225
CF Industries Holdings, Inc.	107,041	7,661,995
FMC Corp.	53,221	6,577,051
Nutrien Ltd.	137,604	9,549,718
Sociedad Quimica y Minera de Chile SA, ADR	30,446	2,054,496

		29,044,485

Containers & Packaging — 1.7%
Packaging Corp. of America	20,896	2,826,393
Smurfit Kappa Group PLC	54,414	2,015,992

		4,842,385

Energy Equipment & Services — 0.7%
Schlumberger NV	39,446	1,946,660

Food Products — 6.1%
Archer-Daniels-Midland Co.	81,704	6,379,448
Bunge Ltd.	54,045	5,058,612
Darling Ingredients, Inc.(a)	46,339	2,760,414
Kerry Group PLC, Class A	31,588	3,326,994

		17,525,468

Machinery — 4.5%
AGCO Corp.	45,002	5,577,548
Deere & Co.	19,335	7,309,016

		12,886,564

Metals & Mining — 35.4%
Alcoa Corp.	67,423	2,504,090
Anglo American PLC	112,596	3,469,552
ArcelorMittal SA, Registered Shares(b)	126,339	3,596,871
BHP Group Ltd., Class DI	335,024	9,942,666
First Quantum Minerals Ltd.	315,901	7,675,729
Franco-Nevada Corp.	19,831	3,009,949
Freeport-McMoRan, Inc.	134,666	5,105,188
Glencore PLC	2,868,593	16,932,256
Newmont Corp.	60,901	2,886,707
Norsk Hydro ASA	831,384	6,118,205
Polyus PJSC(a)(c)	23,064	3
Stelco Holdings, Inc.	137,999	4,821,842
Teck Resources Ltd., Class B	260,433	12,136,178
Vale SA, ADR	897,129	12,927,629
Wheaton Precious Metals Corp.	229,740	11,344,561

		102,471,426

Security	Shares	Value

Oil, Gas & Consumable Fuels — 35.9%
BP PLC	2,138,164	$14,344,930
Canadian Natural Resources Ltd.	111,335	6,784,380
Cenovus Energy, Inc.	159,756	2,681,368
Cheniere Energy, Inc.	13,939	2,132,667
Chevron Corp.	35,990	6,067,194
ConocoPhillips	55,540	5,714,511
Eni SpA	318,822	4,816,577
EOG Resources, Inc.	28,934	3,456,745
Exxon Mobil Corp.	144,472	17,096,817
Gazprom PJSC(c)	1,253,804	157
Hess Corp.	18,476	2,680,129
Shell PLC	754,406	23,181,504
TotalEnergies SE	232,263	14,841,585

		103,798,564

Paper & Forest Products — 1.2%
UPM-Kymmene OYJ	113,695	3,625,779

Total Long-Term Investments — 95.5% (Cost: $232,676,552)		276,141,331

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(d)(e)	11,853,690	11,853,690
SL Liquidity Series, LLC, Money Market Series, 5.02%(d)(e)(f)	3,071	3,071

Total Short-Term Securities — 4.1% (Cost: $11,856,759)		11,856,761

Total Investments — 99.6% (Cost: $244,533,311)		287,998,092

Other Assets Less Liabilities — 0.4%		1,138,970

Net Assets — 100.0%		$289,137,062

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2023	BlackRock Natural Resources Trust

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$14,472,588	$—	$(2,618,898	)(a)	$—	$—	$11,853,690	11,853,690	$199,376		$—
SL Liquidity Series, LLC, Money Market Series	4,678	—	(4,726	)(a)	3,117	2	3,071	3,071	13,825	(b)	—

					$3,117	$2	$11,856,761		$213,201		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$29,044,485	$—	$—	$29,044,485
Containers & Packaging	2,826,393	2,015,992	—	4,842,385
Energy Equipment & Services	1,946,660	—	—	1,946,660
Food Products	14,198,474	3,326,994	—	17,525,468
Machinery	12,886,564	—	—	12,886,564
Metals & Mining	66,008,744	36,462,679	3	102,471,426
Oil, Gas & Consumable Fuels	46,613,811	57,184,596	157	103,798,564
Paper & Forest Products	—	3,625,779	—	3,625,779
Short-Term Securities
Money Market Funds	11,853,690	—	—	11,853,690

	$185,378,821	$102,616,040	$160	287,995,021

Investments Valued at NAV(a)				3,071

				$287,998,092

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2023

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,143,213,745	$276,141,331
Investments, at value — affiliated(c)	78,276,089	11,856,761
Foreign currency, at value(d)	108,421	84,924
Receivables:
Investments sold	1,238,106	1,157,881
Securities lending income — affiliated	17,328	109
Capital shares sold	1,370,730	405,443
Dividends — unaffiliated	2,185,476	293,931
Dividends — affiliated	254,180	27,098
Prepaid expenses	138,472	44,894

Total assets	1,226,802,547	290,012,372

LIABILITIES
Collateral on securities loaned	14,070,575	261
Payables:
Investments purchased	1,282,952	6,798
Accounting services fees	32,963	12,280
Capital shares redeemed	1,272,237	364,474
Custodian fees	17,029	4,532
Investment advisory fees	1,247,773	289,248
Directors’ and Officer’s fees	1,985	1,752
Other accrued expenses	19,320	10,443
Professional fees	64,183	60,917
Service and distribution fees	84,024	32,785
Transfer agent fees	177,395	91,820

Total liabilities	18,270,436	875,310

NET ASSETS	$1,208,532,111	$289,137,062

NET ASSETS CONSIST OF
Paid-in capital	$1,149,177,995	$247,577,676
Accumulated earnings	59,354,116	41,559,386

NET ASSETS	$1,208,532,111	$289,137,062

(a) Investments, at cost — unaffiliated	$1,080,386,379	$232,676,552
(b) Securities loaned, at value	$13,129,016	$256
(c) Investments, at cost — affiliated	$78,275,664	$11,856,759
(d) Foreign currency, at cost	$108,624	$84,404

F I N A N C I A L S T A T E M E N T S	15

Statements of Assets and Liabilities  (continued)

April 30, 2023

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional
Net assets	$795,961,678	$168,185,349

Shares outstanding	36,831,712	5,046,209

Net asset value	$21.61	$33.33

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Investor A
Net assets	$280,977,610	$108,685,715

Shares outstanding	13,856,560	3,522,415

Net asset value	$20.28	$30.86

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Investor C
Net assets	$18,626,795	$12,265,998

Shares outstanding	1,272,426	605,020

Net asset value	$14.64	$20.27

Shares authorized	40 million	Unlimited

Par value	$0.10	$0.10

Class K
Net assets	$85,997,654	N/A

Shares outstanding	3,978,410	N/A

Net asset value	$21.62	N/A

Shares authorized	2 billion	N/A

Par value	$0.10	N/A

Class R
Net assets	$26,968,374	N/A

Shares outstanding	1,624,280	N/A

Net asset value	$16.60	N/A

Shares authorized	40 million	N/A

Par value	$0.10	N/A

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2023

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — unaffiliated	$21,550,122	$9,628,694
Dividends — affiliated	1,778,885	199,376
Securities lending income — affiliated — net	91,428	13,825
Foreign taxes withheld	(440,145)	(541,872)

Total investment income	22,980,290	9,300,023

EXPENSES
Investment advisory	6,554,515	1,579,966
Transfer agent — class specific	1,206,160	327,903
Service and distribution — class specific	980,687	395,894
Registration	180,946	78,159
Accounting services	140,353	59,381
Professional	97,844	109,015
Custodian	79,109	26,824
Directors and Officer	15,307	8,762
Printing and postage	14,543	33,895
Miscellaneous	29,109	16,745

Total expenses	9,298,573	2,636,544
Less:
Fees waived and/or reimbursed by the Manager	(127,813)	(4,951)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(731,255)	—

Total expenses after fees waived and/or reimbursed	8,439,505	2,631,593

Net investment income	14,540,785	6,668,430

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,867,620)	780,764
Investments — affiliated	(1,102)	3,117
Foreign currency transactions	23,487	(21,657)

	(4,845,235)	762,224

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	13,051,640	(8,486,699)
Investments — affiliated	425	2
Foreign currency translations	22,558	18,074

	13,074,623	(8,468,623)

Net realized and unrealized gain (loss)	8,229,388	(7,706,399)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,770,173	$(1,037,969)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Mid-Cap Value Fund		BlackRock Natural Resources Trust
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,540,785	$6,669,406	$6,668,430	$5,705,690
Net realized gain (loss)	(4,845,235)	72,053,158	762,224	27,868,951
Net change in unrealized appreciation (depreciation)	13,074,623	(63,689,671)	(8,468,623)	12,992,256

Net increase (decrease) in net assets resulting from operations	22,770,173	15,032,893	(1,037,969)	46,566,897

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(23,512,394)	(34,769,054)	(14,868,747)	(3,610,001)
Investor A	(11,472,489)	(26,226,413)	(11,274,135)	(3,355,407)
Investor C	(971,046)	(1,995,980)	(2,013,923)	(454,652)
Class K	(2,779,490)	(3,831,562)	—	—
Class R	(1,339,264)	(3,937,926)	—	—

Decrease in net assets resulting from distributions to shareholders	(40,074,683)	(70,760,935)	(28,156,805)	(7,420,060)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	450,808,755	269,685,439	45,954,246	63,748,623

NET ASSETS
Total increase in net assets	433,504,245	213,957,397	16,759,472	102,895,460
Beginning of year	775,027,866	561,070,469	272,377,590	169,482,130

End of year	$1,208,532,111	$775,027,866	$289,137,062	$272,377,590

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Mid-Cap Value Fund
		Institutional
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20		Year Ended 01/31/19

Net asset value, beginning of period	$22.45	$24.28	$15.04	$18.62		$16.93		$19.13

Net investment income(a)	0.32	0.27	0.20	0.04		0.28		0.28
Net realized and unrealized gain (loss)	(0.23)	0.42	9.40		(3.56)	2.16		(1.18)

Net increase (decrease) from investment operations	0.09	0.69	9.60		(3.52)	2.44		(0.90)

Distributions(b)
From net investment income	(0.22)	(0.22)	(0.19)	—		(0.28)		(0.33)
From net realized gain	(0.71)	(2.30)	(0.17)		(0.06)	(0.47)		(0.97)

Total distributions	(0.93)	(2.52)	(0.36)		(0.06)	(0.75)		(1.30)

Net asset value, end of period	$21.61	$22.45	$24.28	$15.04		$18.62		$16.93

Total Return(c)
Based on net asset value	0.82%	3.19%	64.97%	(18.89	)%(d)	14.56%		(4.77)%

Ratios to Average Net Assets(e)
Total expenses	0.82%	0.84%	0.87%	0.95	%(f)(g)	0.85	%(h)	0.92%

Total expenses after fees waived and/or reimbursed	0.74%	0.75%	0.85%	0.85	%(f)	0.85%		0.86%

Net investment income	1.53%	1.14%	1.07%	0.96	%(f)	1.55%		1.52%

Supplemental Data
Net assets, end of period (000)	$795,962	$415,032	$274,460	$100,473		$119,924		$107,455

Portfolio turnover rate	91%	70%	83%		25%	56%		58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.05%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Mid-Cap Value Fund (continued)
		Investor A
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of period	$21.12	$23.00	$14.27	$17.67		$16.10	$18.26

Net investment income(a)	0.25	0.20	0.17	0.03		0.22	0.22
Net realized and unrealized gain (loss)	(0.21)	0.39	8.89		(3.38)	2.06	(1.13)

Net increase (decrease) from investment operations	0.04	0.59	9.06		(3.35)	2.28	(0.91)

Distributions(b)
From net investment income	(0.17)	(0.17)	(0.16)	—		(0.24)	(0.28)
From net realized gain	(0.71)	(2.30)	(0.17)		(0.05)	(0.47)	(0.97)

Total distributions	(0.88)	(2.47)	(0.33)		(0.05)	(0.71)	(1.25)

Net asset value, end of period	$20.28	$21.12	$23.00	$14.27		$17.67	$16.10

Total Return(c)
Based on net asset value	0.61%	2.89%	64.61%	(18.95	)%(d)	14.28%	(5.03)%

Ratios to Average Net Assets(e)
Total expenses	1.09%	1.14%	1.18%	1.28	%(f)(g)	1.15%	1.22%

Total expenses after fees waived and/or reimbursed	0.99%	1.00%	1.10%	1.10	%(f)	1.10%	1.11%

Net investment income	1.27%	0.89%	0.95%	0.79	%(f)	1.31%	1.26%

Supplemental Data
Net assets, end of period (000)	$280,978	$258,059	$224,765	$136,057		$172,946	$169,202

Portfolio turnover rate	91%	70%	83%		25%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.38%.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)
	Investor C
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of period	$15.54	$17.60	$11.01	$13.65		$12.59	$14.57

Net investment income(a)	0.08	0.02	0.04	0.00	(b)	0.08	0.07
Net realized and unrealized gain (loss)	(0.18)	0.30	6.82	(2.61)		1.60	(0.90)

Net increase (decrease) from investment operations	(0.10)	0.32	6.86	(2.61)		1.68	(0.83)

Distributions(c)
From net investment income	(0.09)	(0.08)	(0.10)	—		(0.15)	(0.18)
From net realized gain	(0.71)	(2.30)	(0.17)	(0.03)		(0.47)	(0.97)

Total distributions	(0.80)	(2.38)	(0.27)	(0.03)		(0.62)	(1.15)

Net asset value, end of period	$14.64	$15.54	$17.60	$11.01		$13.65	$12.59

Total Return(d)
Based on net asset value	(0.15)%	2.14%	63.43%	(19.14	)%(e)	13.47%	(5.76)%

Ratios to Average Net Assets(f)
Total expenses	1.92%	1.94%	2.00%	2.07	%(g)(h)	1.99%	2.00%

Total expenses after fees waived and/or reimbursed	1.74%	1.75%	1.85%	1.85	%(g)	1.85%	1.86%

Net investment income	0.53%	0.14%	0.29%	0.09	%(g)	0.57%	0.53%

Supplemental Data
Net assets, end of period (000)	$18,627	$16,315	$13,277	$10,610		$14,800	$16,738

Portfolio turnover rate	91%	70%	83%	25%		56%	58%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.18%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)
	Class K
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20		Year Ended 01/31/19

Net asset value, beginning of period	$22.45	$24.29	$15.04	$18.62		$16.92		$19.13

Net investment income(a)	0.33	0.27	0.21	0.04		0.29		0.25
Net realized and unrealized gain (loss)	(0.22)	0.43	9.41	(3.56)		2.18		(1.15)

Net increase (decrease) from investment operations	0.11	0.70	9.62	(3.52)		2.47		(0.90)

Distributions(b)
From net investment income	(0.23)	(0.24)	(0.20)	—		(0.30)		(0.34)
From net realized gain	(0.71)	(2.30)	(0.17)	(0.06)		(0.47)		(0.97)

Total distributions	(0.94)	(2.54)	(0.37)	(0.06)		(0.77)		(1.31)

Net asset value, end of period	$21.62	$22.45	$24.29	$15.04		$18.62		$16.92

Total Return(c)
Based on net asset value	0.90%	3.21%	65.12%	(18.87	)%(d)	14.72%		(4.78)%

Ratios to Average Net Assets(e)
Total expenses	0.72%	0.74%	0.77%	0.88	%(f)(g)	0.77	%(h)	0.81%

Total expenses after fees waived and/or reimbursed	0.69%	0.69%	0.77%	0.80	%(f)	0.76%		0.80%

Net investment income	1.58%	1.15%	1.09%	1.08	%(f)	1.59%		1.36%

Supplemental Data
Net assets, end of period (000)	$85,998	$57,937	$20,098	$5,369		$6,516		$4,037

Portfolio turnover rate	91%	70%	83%	25%		56%		58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended January 31, 2020, the expense ratio would have been 0.76%.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)
	Class R
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of period	$17.47	$19.46	$12.13	$15.04		$13.80	$15.85

Net investment income(a)	0.17	0.12	0.11	0.02		0.16	0.15
Net realized and unrealized gain (loss)	(0.20)	0.32	7.53	(2.89)		1.76	(0.98)

Net increase (decrease) from investment operations	(0.03)	0.44	7.64	(2.87)		1.92	(0.83)

Distributions(b)
From net investment income	(0.13)	(0.13)	(0.14)	—		(0.21)	(0.25)
From net realized gain	(0.71)	(2.30)	(0.17)	(0.04)		(0.47)	(0.97)

Total distributions	(0.84)	(2.43)	(0.31)	(0.04)		(0.68)	(1.22)

Net asset value, end of period	$16.60	$17.47	$19.46	$12.13		$15.04	$13.80

Total Return(c)
Based on net asset value	0.34%	2.64%	64.23%	(19.06	)%(d)	14.05%	(5.31)%

Ratios to Average Net Assets(e)
Total expenses	1.44%	1.43%	1.43%	1.53	%(f)(g)	1.46%	1.52%

Total expenses after fees waived and/or reimbursed	1.24%	1.25%	1.35%	1.35	%(f)	1.35%	1.36%

Net investment income	1.03%	0.66%	0.74%	0.56	%(f)	1.09%	1.01%

Supplemental Data
Net assets, end of period (000)	$26,968	$27,686	$28,470	$20,844		$27,913	$33,989

Portfolio turnover rate	91%	70%	83%	25%		56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.64%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust
	Institutional
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$36.90	$30.10	$19.31	$25.15		$33.01	$30.00

Net investment income(a)	0.90	1.00	0.65	0.42		0.77	0.66
Net realized and unrealized gain (loss)	(0.84)	7.06	10.67	(5.51)		(4.08)	3.85

Net increase (decrease) from investment operations	0.06	8.06	11.32	(5.09)		(3.31)	4.51

Distributions(b)
From net investment income	(0.88)	(1.23)	(0.53)	(0.75)		(0.79)	(0.91)
From net realized gain	(2.75)	(0.03)	—	—		(3.76)	(0.59)

Total distributions	(3.63)	(1.26)	(0.53)	(0.75)		(4.55)	(1.50)

Net asset value, end of period	$33.33	$36.90	$30.10	$19.31		$25.15	$33.01

Total Return(c)
Based on net asset value	2.22%	27.57%	59.14%	(20.81	)%(d)	(9.12)%	15.32%

Ratios to Average Net Assets(e)
Total expenses	0.83%	0.87%	0.94%	1.00	%(f)(g)	0.91%	0.92%

Total expenses after fees waived and/or reimbursed	0.83%	0.87%	0.94%	1.00	%(f)(g)	0.91%	0.92%

Net investment income	2.70%	2.99%	2.64%	2.48	%(f)	2.86%	2.08%

Supplemental Data
Net assets, end of period (000)	$168,185	$151,834	$78,010	$41,828		$44,732	$72,269

Portfolio turnover rate	75%	84%	87%	49%		75%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 1.02%.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)
	Investor A
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$34.47	$28.19	$18.12	$23.63		$31.32	$28.50

Net investment income(a)	0.74	0.85	0.53	0.37		0.64	0.54
Net realized and unrealized gain (loss)	(0.81)	6.60	10.00	(5.20)		(3.86)	3.67

Net increase (decrease) from investment operations	(0.07)	7.45	10.53	(4.83)		(3.22)	4.21

Distributions(b)
From net investment income	(0.79)	(1.14)	(0.46)	(0.68)		(0.71)	(0.80)
From net realized gain	(2.75)	(0.03)	—	—		(3.76)	(0.59)

Total distributions	(3.54)	(1.17)	(0.46)	(0.68)		(4.47)	(1.39)

Net asset value, end of period	$30.86	$34.47	$28.19	$18.12		$23.63	$31.32

Total Return(c)
Based on net asset value	1.96%	27.21%	58.61%	(20.99	)%(d)	(9.37)%	15.06%

Ratios to Average Net Assets(e)
Total expenses	1.12%	1.17%	1.24%	1.26	%(f)(g)	1.20%	1.18%

Total expenses after fees waived and/or reimbursed	1.12%	1.17%	1.24%	1.26	%(f)(g)	1.19%	1.18%

Net investment income	2.41%	2.76%	2.35%	2.29	%(f)	2.54%	1.77%

Supplemental Data
Net assets, end of period (000)	$108,686	$107,589	$83,375	$58,276		$96,230	$122,564

Portfolio turnover rate	75%	84%	87%	49%		75%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.28%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Natural Resources Trust (continued)
		Investor C
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$24.14	$20.12	$13.02	$17.10		$24.03	$22.16

Net investment income(a)	0.34	0.44	0.26	0.17		0.35	0.24
Net realized and unrealized gain (loss)	(0.77)	4.64	7.15		(3.74)	(3.01)	2.83

Net increase (decrease) from investment operations	(0.43)	5.08	7.41		(3.57)	(2.66)	3.07

Distributions(b)
From net investment income	(0.69)	(1.03)	(0.31)		(0.51)	(0.51)	(0.61)
From net realized gain	(2.75)	(0.03)	—	—		(3.76)	(0.59)

Total distributions	(3.44)	(1.06)	(0.31)		(0.51)	(4.27)	(1.20)

Net asset value, end of period	$20.27	$24.14	$20.12	$13.02		$17.10	$24.03

Total Return(c)
Based on net asset value	1.16%	26.25%	57.31%	(21.45	)%(d)	(10.06)%	14.13%

Ratios to Average Net Assets(e)
Total expenses	1.86%	1.92%	2.06%	2.08	%(f)(g)	1.97%	1.95%

Total expenses after fees waived and/or reimbursed	1.86%	1.92%	2.06%	2.08	%(f)(g)	1.97%	1.95%

Net investment income	1.67%	1.99%	1.62%	1.49	%(f)	1.85%	1.03%

Supplemental Data
Net assets, end of period (000)	$12,266	$12,955	$8,097	$6,316		$11,711	$23,390

Portfolio turnover rate	75%	84%	87%		49%	75%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.10%.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Each of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation and BlackRock Natural Resources Trust is organized as a Massachusetts business trust. BlackRock Mid-Cap Value Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Mid-Cap Value Fund	Mid-Cap Value	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of Natural Resources are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

On May 10, 2022, the Board approved certain changes to BlackRock Mid-Cap Value Fund’s investment strategies. These changes became effective on August 15, 2022.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Mid-Cap Value
Citigroup Global Markets, Inc.	$5,950,198	$(5,950,198)	$—	$—
Goldman Sachs & Co. LLC	421,950	(421,950)	—	—
Mizuho Securities USA LLC	242,204	(242,204)	—	—
Toronto-Dominion Bank	6,514,664	(6,514,664)	—	—

	$13,129,016	$(13,129,016)	$—	$—

Natural Resources
J.P. Morgan Securities LLC	$256	$(256)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Natural Resources and the Corporation, on behalf of Mid-Cap Value, have each entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Mid-Cap Value	Natural Resources
First $1 billion	0.65%	0.60%
$1 billion — $3 billion	0.61	0.56
$3 billion — $5 billion	0.59	0.54
$5 billion — $10 billion	0.57	0.52
Greater than $10 billion	0.55	0.51

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Mid-Cap Value		Natural Resources
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Mid-Cap Value		Natural Resources
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Class R	0.25%	0.25%	N/A	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
Mid-Cap Value	$669,220	$180,419	$131,048	$980,687
Natural Resources	265,576	130,318	—	395,894

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$1,608	$13,478	$4,069	$318	$395	$19,868
Natural Resources	1,880	6,907	695	—	—	9,482

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$727,543	$368,692	$38,868	$9,114	$61,943	$1,206,160
Natural Resources	153,706	156,882	17,315	—	—	327,903

Other Fees: For the year ended April 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Mid-Cap Value	$15,688
Natural Resources	6,753

For the year ended April 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Mid-Cap Value	$8,995	$3,340
Natural Resources	1,347	7,844

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Mid-Cap Value	$41,421
Natural Resources	4,951

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

With respect to Mid-Cap Value, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Mid-Cap Value	0.74%	0.99%	1.74%	0.69%	1.24%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Mid-Cap Value. For the year ended April 30, 2023, the Manager waived and/or reimbursed investment advisory fees of $86,392 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager— class specific, in the Statements of Operations. For the year ended April 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager—Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$409,954	$233,921	$29,785	$8,843	$48,752	$731,255

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Mid-Cap Value retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Mid-Cap Value, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Mid-Cap Value	$21,444
Natural Resources	2,758

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Mid-Cap Value is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended April 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Natural Resources	$377,748	$—	$—

6.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Mid-Cap Value	$1,274,372,955	$873,786,492
Natural Resources	218,477,066	192,077,730

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and certain deemed distributions were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
Mid-Cap Value	$(1,734)	$1,734
Natural Resources	238,430	(238,430)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/23	Year Ended 04/30/22
Mid-Cap Value
Ordinary income	$15,507,613	$40,280,288
Long-term capital gains	24,567,070	30,480,647

	$40,074,683	$70,760,935

Natural Resources
Ordinary income	$11,174,962	$7,250,370
Long-term capital gains	16,981,843	169,690

	$28,156,805	$7,420,060

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Mid-Cap Value	$4,889,445	$—	$(3,743,795)	$58,208,466	$59,354,116

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Natural Resources	$921,499	$3,223,685	$—	$37,414,202	$41,559,386

(a)	Subject to limitation, amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid-Cap Value	$1,161,618,414	$99,581,678	$(39,710,258)	$59,871,420
Natural Resources	250,730,933	49,984,372	(12,717,213)	37,267,159

8.	BANK BORROWINGS

The Fund, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Mid-Cap Value
Institutional
Shares sold	28,449,552	$600,083,916	11,927,535	$278,995,868
Shares issued in reinvestment of distributions	1,070,096	21,342,058	1,276,481	28,517,142
Shares redeemed	(11,177,783)	(236,480,144)	(6,016,803)	(139,129,856)

	18,341,865	$384,945,830	7,187,213	$168,383,154

Investor A
Shares sold and automatic conversion of shares	3,938,927	$78,872,601	3,571,764	$78,608,842
Shares issued in reinvestment of distributions	599,292	11,168,975	1,206,389	25,434,081
Shares redeemed	(2,898,998)	(57,350,609)	(2,333,134)	(50,926,233)

	1,639,221	$32,690,967	2,445,019	$53,116,690

Investor C
Shares sold	561,270	$8,158,562	435,759	$7,213,206
Shares issued in reinvestment of distributions	71,933	969,241	126,091	1,980,863
Shares redeemed and automatic conversion of shares	(410,533)	(5,830,597)	(266,419)	(4,346,998)

	222,670	$3,297,206	295,431	$4,847,071

Class K
Shares sold	2,468,027	$52,067,265	2,066,757	$48,394,353
Shares issued in reinvestment of distributions	139,496	2,779,490	171,926	3,831,562
Shares redeemed	(1,209,887)	(25,524,028)	(485,458)	(11,293,544)

	1,397,636	$29,322,727	1,753,225	$40,932,371

Class R
Shares sold	399,049	$6,461,949	627,142	$11,847,691
Shares issued in reinvestment of distributions	87,687	1,338,775	224,062	3,936,511
Shares redeemed	(446,846)	(7,248,699)	(729,560)	(13,378,049)

	39,890	$552,025	121,644	$2,406,153

	21,641,282	$450,808,755	11,802,532	$269,685,439

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Natural Resources
Institutional
Shares sold	3,127,847	$106,719,097	2,471,515	$87,030,679
Shares issued in reinvestment of distributions	420,526	11,782,994	96,869	3,014,669
Shares redeemed	(2,617,235)	(85,209,007)	(1,045,357)	(35,336,206)

	931,138	$33,293,084	1,523,027	$54,709,142

Investor A
Shares sold and automatic conversion of shares	1,118,548	$35,384,778	947,016	$30,642,268
Shares issued in reinvestment of distributions	403,771	10,508,486	106,418	3,099,647
Shares redeemed	(1,120,825)	(34,531,070)	(889,605)	(27,792,650)

	401,494	$11,362,194	163,829	$5,949,265

Investor C
Shares sold	190,726	$4,246,208	234,531	$5,400,565
Shares issued in reinvestment of distributions	114,096	1,970,955	21,677	444,639
Shares redeemed and automatic conversion of shares	(236,545)	(4,918,195)	(121,956)	(2,754,988)

	68,277	$1,298,968	134,252	$3,090,216

	1,400,909	$45,954,246	1,821,108	$63,748,623

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid-Cap Value Fund and the Board of Directors of BlackRock Mid-Cap Value Series, Inc. and to the Shareholders and Board of Trustees of BlackRock Natural Resources Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Mid-Cap Value Fund of BlackRock Mid-Cap Value Series, Inc. and BlackRock Natural Resources Trust (the “Funds”), including the schedules of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Mid-Cap Value Fund	For each of the three years in the period ended April 30, 2023, for the period from February 1, 2020 through April 30, 2020, and for each of the two years in the period ended January 31, 2020

BlackRock Natural Resources Trust	For each of the three years in the period ended April 30, 2023, for the period from August 1, 2019 through April 30, 2020, and for each of the two years in the period ended July 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	37

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income

Mid-Cap Value	$18,906,302
Natural Resources	9,545,680

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Mid-Cap Value	$24,567,070
Natural Resources	17,220,273

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Natural Resources	$6,591,038	$523,843

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2023:

Fund Name	Federal Obligation Interest

Mid-Cap Value	$260,212
Natural Resources	32,311

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Mid-Cap Value	93.18%
Natural Resources	47.50

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2023:

Fund Name	Interest Dividends

Mid-Cap Value	$1,107,867
Natural Resources	137,566

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

Mid-Cap Value	$1,107,867	$5,310,497
Natural Resources	137,566	4,448,958

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Mid-Cap Value Series, Inc. (the “Corporation”), for BlackRock Mid-Cap Value Fund, a series of the Corporation, and BlackRock Natural Resources Trust (together with BlackRock Mid-Cap Value Fund, the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporation, on behalf of BlackRock Mid-Cap Value Fund, and the Board of Trustees of BlackRock Natural Resources Trust (the “Board”), met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	39

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2015)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	41

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2019)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Funds.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	43

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust.

A D D I T I O N A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipt

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MCDNR-04/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$27,438	$26,418	$44	$0	$17,700	$17,100	$218	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$17,962	$17,520

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: June 22, 2023